UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	November 8, 2007

TOR Minerals International, Inc.
 (Exact Name of Registrant as Specified in Its Charter)

Delaware
 (State or Other Jurisdiction of Incorporation)

0-17321	74-2081929
(Commission File Number)	(IRS Employer Identification No.)

722 Burleson Street Corpus Christi, Texas (Address of Principal Executive Offices)	78402 (Zip Code)

(361) 883-5591
 (Registrant's Telephone Number, Including Area Code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             OTHER EVENTS.

TOR Minerals International announced today that Dr. Olaf Karasch, President and CEO of TOR Minerals; and Steve Parker, CFO of TOR Minerals, will present at the Fifth Annual SOUTHWESTERN SHOWCASE Investor Conference on Wednesday, November 14, 2007.   TOR Minerals' presentation is scheduled to begin at 2:25 p.m. CST (3:25 p.m. EST). The presentation will be web cast live and may be accessed at http://www.investorcalendar.com/CEPage.asp?ID=122975, or under the news section of the Company's website, www.torminerals.com .

A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c) (d)	Shell company transactions. Not applicable. Exhibits. The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:
Exhibit Number Description 99.1 Press Release, dated November 8, 2007, announcing the Company's participation in the Fifth Annual SOUTHWESTERN SHOWCASE Investors Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOR MINERALS INTERNATIONAL, INC. _____________________ (Registrant)

Date: November 8, 2007	/s/ STEVEN H. PARKER
Steven H. Parker Treasurer and CFO

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated November 8, 2007, announcing the Company's participation in the Fifth Annual SOUTHWESTERN SHOWCASE Investors Conference.